Exhibit 10.2

EXECUTION COPY

FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

THIS FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of August 22, 2011, is entered into among WESCO RECEIVABLES CORP. (the “Seller”), WESCO DISTRIBUTION, INC. (“WESCO” or the “Servicer”), the Purchasers (each, a “Purchaser”) and Purchaser Agents (each, a “Purchaser Agent”) party hereto, and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”).

RECITALS

1. The Seller, the Servicer, each Purchaser, each Purchaser Agent and the Administrator are parties to the Third Amended and Restated Receivables Purchase Agreement, dated as of April 13, 2009 (as amended through the date hereof, the “Agreement”).

2. Concurrently herewith, the Seller, the Servicer, each Purchaser and each Purchaser Agent are entering into that certain Second Amended and Restated Purchaser Group Fee Letter (the “2nd A&R Fee Letter”), dated as of the date hereof.

3. Concurrently herewith, (i) WESCO and certain of its Subsidiaries are entering into a Credit Agreement with JPMorgan Chase Bank, N.A. and certain other parties, and (ii) in connection therewith, the Administrator, JPMorgan Chase Bank, N.A., the Seller, WESCO and certain other parties are entering into that certain Intercreditor Agreement (the “JPM Intercreditor Agreement”), dated as of August 22, 2011.

4. The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

2. Assignments and Assumptions.

(a) Assignment of Investments. At or before 3:00 p.m. (New York time) on August 23, 2011 (the “Assignment Payment Date”) (i) Fifth Third shall pay to The PrivateBank and Trust Company (the “Assignor”) for its own account, in immediately available funds, the amount set forth on Annex I hereto representing a portion of the Investment of the Assignor as of the Assignment Payment Date (such portion of the Investment and amount, the “Assigned PrivateBank/Fifth Third Investment”), (ii) The Huntington National Bank (“Huntington”) shall pay to the Assignor for its own account, in immediately available funds, the amount set forth on Annex I hereto representing a portion of the Investment of the Assignor as of the Assignment Payment Date (such portion of the Investment and amount, the “Assigned PrivateBank/Huntington Investment”) and (iii) U.S. Bank National Association (“U.S. Bank”) shall pay to the Assignor for its own account, in immediately available funds, the amount set forth on Annex I hereto representing a portion of the Investment of the Assignor as of the Assignment Payment Date (such portion of the Investment and amount, the “Assigned PrivateBank/U.S. Bank Investment”; together with the Assigned PrivateBank/Fifth Third Investment and the Assigned PrivateBank/Huntington Investment, the “Assigned Investments”). At or before 3:00 p.m. (New York time) on the Assignment Payment Date, the Seller shall pay or shall have paid to the Assignor for its own account, in immediately available funds, the amount set forth on Annex I hereto representing all accrued but unpaid (whether or not then due) Discount, fees and other costs and expenses payable solely in respect of the Assigned Investments to and including the Assignment Payment Date (such amount, the “Other Costs”). The payments made pursuant to this section shall be made in accordance with the wire instructions set forth on Annex II hereto.

Immediately upon receipt by the Assignor of the funds payable to it pursuant to and in accordance with this section (i) the Assignor hereby sells, transfers and assigns to Fifth Third, without recourse, representation or warranty other than as set forth in Section 6 below, and Fifth Third hereby irrevocably takes, receives and accepts from the Assignor, the Assigned PrivateBank/Fifth Third Investment and all related rights under the Agreement and under each of the other Transaction Documents solely with respect thereto, (ii) the Assignor hereby sells, transfers and assigns to Huntington, without recourse, representation or warranty other than as set forth in Section 6 below, and Huntington hereby irrevocably takes, receives and accepts from the Assignor, the Assigned PrivateBank/Huntington Investment and all related rights under the Agreement and under each of the other Transaction Documents solely with respect thereto and (iii) the Assignor hereby sells, transfers and assigns to U.S. Bank, without recourse, representation or warranty other than as set forth in Section 6 below, and U.S. Bank hereby irrevocably takes, receives and accepts from the Assignor, the Assigned PrivateBank/U.S. Bank Investment and all related rights under the Agreement and under each of the other Transaction Documents solely with respect thereto.

As of the Effective Time (as defined below) (and after giving effect to the assignment of the Assigned Investments hereunder), the Investment of each Purchaser shall be as set forth on Annex III hereto.

Any amounts received by the Assignor from any of Fifth Third, Huntington, U.S. Bank or the Seller in connection with the rights and obligations being transferred hereunder will be promptly returned to the payor thereof upon notice to it that the Effective Time has not occurred and this Agreement has not become effective on the date hereof.

(b) Assignment of Commitments. After giving effect to Section 2(a) above, (i) the Assignor hereby transfers, assigns and delegates to Fifth Third, without recourse, representation or warranty, and Fifth Third hereby irrevocably takes, accepts and assumes from the Assignor, a portion of the Commitment of the Assignor under the Agreement on Assignment Payment Date in the amount set forth on Annex IV hereto (such amount, the “Assigned PrivateBank/Fifth Third Commitment”) and all related rights and obligations under the Agreement and under each of the other Transaction Documents with respect thereto, (ii) the Assignor hereby transfers, assigns and delegates to Huntington, without recourse, representation or warranty, and Huntington hereby irrevocably takes, accepts and assumes from the Assignor, a portion of the Commitment of the Assignor under the Agreement on the Assignment Payment Date in the amount set forth on Annex IV hereto (such amount, the “Assigned PrivateBank/Huntington Commitment”) and all related rights and obligations under the Agreement and under each of the other Transaction Documents with respect thereto and (iii) the Assignor hereby transfers, assigns and delegates to U.S. Bank, without recourse, representation or warranty, and U.S. Bank hereby irrevocably takes, accepts and assumes from the Assignor, a portion of the Commitment of the Assignor under the Agreement on the Assignment Payment Date in the amount set forth on Annex IV hereto (such amount, the “Assigned PrivateBank/U.S. Bank Commitment”; together with the Assigned PrivateBank/Fifth Third Commitment and the Assigned PrivateBank/Huntington Commitment, collectively, the “Assigned Commitments”) and all related rights and obligations under the Agreement and under each of the other Transaction Documents with respect thereto. Upon the transfer, assignment and delegation of the Assigned Commitments, each of the parties hereto releases Assignor from its obligations under the Agreement and under each of the other Transaction Documents, in each case solely with respect to the Assigned Commitments.

As of the Effective Time (and after giving effect to the Assigned Commitments), the Commitments of each Related Committed Purchaser shall be as set forth on Schedule VI hereto.

3. Amendments to the Agreement. The Agreement is hereby amended as follows:

(a) Section 1.11(a) of the Agreement is hereby amended by (i) replacing the amount “$50,000,000” therein with the amount “$100,000,000” and (ii) replacing the amount “$450,000,000” with “$550,000,000”.

(b) The following new Section 6.18 is hereby added to the Agreement immediately following existing Section 6.17 thereof:

Section 6.18. Credit Agreement. Notwithstanding anything to the contrary set forth herein, each reference to any definition, section or provision in the Credit Agreement shall be a reference thereto without giving effect to any amendments, supplements or other modifications thereto entered into at any time that PNC Bank, National Association is not a party to the Credit Agreement.

(c) Clause (ii) of the definition of “Available Liquidity” set forth in Exhibit I to the Agreement is hereby amended by deleting the parenthetical “(as defined in Schedule V attached hereto)” where it appears therein.

(d) The definition of “Change in Control” set forth on Exhibit I to the Agreement is hereby replaced in its entirety with the following:

“Change in Control” means (i) Holdings ceases to own, directly or indirectly, 100% of the capital stock of WESCO or (ii) that WESCO ceases to own, directly or indirectly (including through one or more of its Subsidiaries), (a) 100% of the capital stock of the Seller free and clear of all Adverse Claims or (b) a majority of the capital stock of any Originator, in the case of each of (i) and (ii) above, free and clear of all Adverse Claims other than the pledges or grants of security interest by WESCO or one or more of its Subsidiaries to JPMorgan, as agent for itself and various lenders pursuant to one or more pledge agreements and security agreements as required under the Credit Agreement as such pledge agreements or security agreements may be amended, restated, supplemented or otherwise modified from time to time.

(e) The following new defined terms are hereby added to Exhibit I to the Agreement in appropriate alphabetical order:

“Credit Agreement” means that certain Credit Agreement, dated as of August 22, 2011, among WESCO, certain Subsidiaries and Affiliates of WESCO, JPMorgan and the other Persons parties thereto, without giving effect to any termination thereof, as amended, restated, supplemented or otherwise modified from time to time.

“JPMorgan” means JPMorgan Chase Bank, N.A.

(f) The definition of “GECC” set forth on Exhibit I to the Agreement is hereby replaced in its entirety with the following:

“GECC” means General Electric Capital Corporation.

(g) The definition of “Intercreditor Agreement” set forth on Exhibit I to the Agreement is hereby replaced in its entirety with the following:

“Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the August 22, 2011 and as amended from time to time, by and among the Administrator, as receivables agent, JPMorgan, as lenders agent, WESCO, the Seller, and the other Persons party thereto.

(h) The definition of “Purchase Limit” set forth on Exhibit I to the Agreement is hereby replaced in its entirety with the following:

“Purchase Limit” means, at any time, the aggregate of all Group Commitments (which, on August 22, 2011, shall be $450,000,000), as such amount may be reduced pursuant to Section 1.1(b) of the Agreement or increased pursuant to Section 1.11 of the Agreement; provided, however, that at no time shall any such increase cause the Purchase Limit to exceed $550,000,000. References to the unused portion of the Purchase Limit shall mean, at any time, the Purchase Limit minus the then outstanding Aggregate Investment.

(i) Clause (n) of Exhibit V to the Agreement is hereby replaced in its entirety with the following:

(n) as of the last day of any fiscal quarter of Holdings’, to the extent that the Available Liquidity fails to exceed $100,000,000, the Fixed Charge Coverage Ratio shall be less than 1.0 to 1.0. For purposes of this clause (n), unless otherwise defined in this Agreement, terms used herein (including all defined terms used within such terms ) shall have the respective meaning assigned to such terms in the Credit Agreement as in effect on the Closing Date, regardless of (i) whether or not the Credit Agreement or any provision therein is subsequently waived, amended, amended and restated, or otherwise modified or (ii) whether or not the Credit Agreement is substituted, replaced, terminated or any of the provisions therein are or become unenforceable in whole or in part as against any party thereto; or

(j) Clause (o) of Exhibit V to the Agreement is hereby replaced in its entirety with the following:

(o) either (i) a “Change of Control” (as defined in the Credit Agreement) occurs with respect to Holdings or (ii) Holdings breaches or defaults in respect of its negative covenant set for in Section 6.03(c) of the Credit Agreement, in each case, subject to any applicable grace periods set forth in the Credit Agreement with respect thereto (but regardless of whether or not any such events or conditions are waived or modified).

(k) Schedule V to the Agreement is hereby deleted in its entirety and each reference in the Agreement to Schedule V shall be deleted and of no further force or effect.

(l) Schedule VI to the Agreement is hereby amended and restated in its entirety to read as set forth on Schedule VI hereto.

(m) Schedule VII to the Agreement is hereby amended and restated in its entirety to read as set forth on Schedule VII hereto.

4. Waiver. Each of the parties hereto hereby acknowledges and agrees to the assignments and assumptions set forth in Section 2 above and expressly waives any notice or other requirements set forth in the Agreement or any other Transaction Document, including, without limitation, Section 6.3 of the Agreement, as a prerequisite or condition precedent to any assignment, assumption, payment or other matter set forth herein.

5. Consent. Each of the parties hereto hereby consents to the execution, delivery and performance of the JPM Intercreditor Agreement, a copy of which is attached hereto as Exhibit A.

6. Limited Representations and Warranties. The Assignor hereby represents and warrants to each of the parties hereto, that as of the date hereof and the Assignment Payment Date, it is the sole owner of the rights, title and interest in and to the interests being transferred by it hereunder free and clear of any Adverse Claim created by or through it.

7. Representations and Warranties. The Seller and the Servicer hereby represent and warrant to each of the parties hereto as follows:

(a) Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof and the Assignment Payment Date.

(b) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby (including the assignments and payments made on the Assignment Payment Date pursuant to the terms hereof), no Termination Event or Unmatured Termination Event exists or shall exist.

8. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment shall remain in full force and effect. As of and after the Effective Time, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

9. Effectiveness. This Amendment shall become effective as of the time (the “Effective Time”) at which each of the following conditions precedent are satisfied: (i) the Administrator has executed this Amendment and receives each of the following: (A) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrator in its sole discretion, (B) counterparts of the 2nd A&R Fee Letter (whether by facsimile or otherwise) executed by each of the parties thereto, in form and substance satisfactory to the Administrator in its sole discretion, (C) counterparts of the JPM Intercreditor Agreement (whether by facsimile or otherwise) executed by each of the parties thereto, in form and substance reasonably satisfactory to the Administrator, (D) favorable opinions, in form and substance reasonably satisfactory to the Administrator and each Purchaser Agent, of (x) K&L Gates LLP, counsel for Seller and the Originators, as to certain UCC and general corporate and enforceability matters (including certain conflicts matters), (y) Robinson & Cole LLP, special Connecticut counsel to Communications Supply Corporation, as to certain UCC and general corporate and enforceability matters (including certain conflicts matters) and (z) Friday Eldridge & Clark, LLP, special Arkansas counsel to Carlton-Bates Company, as to certain UCC and general corporate and enforceability matters (including certain conflicts matters), in each case as the Administrator or any Purchaser Agent may reasonably request and (E) such other agreements, documents, instruments and opinions as the Administrator may request and (ii) the “Structuring Fee” (under and as defined in the 2nd A&R Fee Letter) shall have been paid in full in accordance with the terms of the 2nd A&R Fee Letter. The condition subsequent to the effectiveness of this Amendment is that the Assignor shall have received payment in full of each of the amounts owed to it under and in accordance with Section 2 above.

10. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

11. Governing Law; Jurisdiction.

11.1 THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

11.2 ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

12. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

WESCO RECEIVABLES CORP.

By:	/s/ Daniel A. Brailer
Name:	Daniel A. Brailer
Title:	Treasurer

WESCO DISTRIBUTION, INC., as Servicer

By:	/s/ Daniel A. Brailer
Name:	Daniel A. Brailer
Title:	Vice President & Treasurer

S-1	FOURTH AMENDMENT
TO WESCO 3RD A&R RPA

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ Robyn Reeher
Name:	Robyn Reeher
Title:	Vice President

S-2	FOURTH AMENDMENT
TO WESCO 3RD A&R RPA

THE CONDUIT PURCHASERS AND THE PURCHASER AGENTS:

MARKET STREET FUNDING LLC, as a Conduit Purchaser

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Market Street Funding LLC

By:	/s/ Robyn Reeher
Name:	Robyn Reeher
Title:	Vice President

S-3	FOURTH AMENDMENT
TO WESCO 3RD A&R RPA

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Conduit Purchaser

By:	/s/ William P. Rutkowski
Name:	William P. Rutkowski
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Wells Fargo Bank, National Association

By:	/s/ William P. Rutkowski
Name:	William P. Rutkowski
Title:	Vice President

S-4	FOURTH AMENDMENT
TO WESCO 3RD A&R RPA

FIFTH THIRD BANK, as a Conduit Purchaser

By:	/s/ Andrew D. Jones
Name:	Andrew D. Jones
Title:	Vice President

FIFTH THIRD BANK, as Purchaser Agent for Fifth Third Bank

By:	/s/ Andrew D. Jones
Name:	Andrew D. Jones
Title:	Vice President

S-5	FOURTH AMENDMENT
TO WESCO 3RD A&R RPA

U.S. BANK NATIONAL ASSOCIATION, as a Conduit Purchaser

By:	/s/ Matthew Kasper
Name:	Matthew Kasper
Title:	Relationship Manager

U.S. BANK NATIONAL ASSOCIATION, as Purchaser Agent for U.S. Bank National Association

By:	/s/ Matthew Kasper
Name:	Matthew Kasper
Title:	Relationship Manager

S-6	FOURTH AMENDMENT
TO WESCO 3RD A&R RPA

THE PRIVATEBANK AND TRUST COMPANY, as a Conduit Purchaser

By:	/s/ Chandra Pierson
Name:	Chandra Pierson
Title:	Associate Managing Director

THE PRIVATEBANK AND TRUST COMPANY, as Purchaser Agent for The PrivateBank and Trust Company

By:	/s/ Chandra Pierson
Name:	Chandra Pierson
Title:	Associate Managing Director

S-7	FOURTH AMENDMENT
TO WESCO 3RD A&R RPA

THE HUNTINGTON NATIONAL BANK, as a Conduit Purchaser

By:	/s/ W. Christopher Kohler
Name:	W. Christopher Kohler
Title:	Senior Vice President

THE HUNTINGTON NATIONAL BANK, as Purchaser Agent for The Huntington National Bank

By:	/s/ W. Christopher Kohler
Name:	W. Christopher Kohler
Title:	Senior Vice President

S-8	FOURTH AMENDMENT
TO WESCO 3RD A&R RPA

THE RELATED COMMITTED PURCHASERS:

PNC BANK, NATIONAL ASSOCIATION, as a Related Committed Purchaser for Market Street Funding LLC

By:	/s/ David B. Thayer
Name:	David B. Thayer
Title:	Vice President

S-9	FOURTH AMENDMENT
TO WESCO 3RD A&R RPA

FIFTH THIRD BANK, as a Related Committed Purchaser for Fifth Third Bank

By:	/s/ Andrew D. Jones
Name:	Andrew D. Jones
Title:	Vice President

S-10	FOURTH AMENDMENT
TO WESCO 3RD A&R RPA

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Related Committed Purchaser for Wells Fargo Bank, National Association

By:	/s/ William P. Rutkowski
Name:	William P. Rutkowski
Title:	Vice President

S-11	FOURTH AMENDMENT
TO WESCO 3RD A&R RPA

U.S. BANK NATIONAL ASSOCIATION, as a Related Committed Purchaser for U.S. Bank National Association

By:	/s/ Matthew Kasper
Name:	Matthew Kasper
Title:	Relationship Manager

S-12	FOURTH AMENDMENT
TO WESCO 3RD A&R RPA

THE PRIVATEBANK AND TRUST COMPANY, as a Related Committed Purchaser for The PrivateBank and Trust Company

By:	/s/ Chandra Pierson
Name:	Chandra Pierson
Title:	Associate Managing Director

S-13	FOURTH AMENDMENT
TO WESCO 3RD A&R RPA

THE HUNTINGTON NATIONAL BANK, as a Related Committed Purchaser for The Huntington National Bank

By:	/s/ W. Christoper Kohler
Name:	W. Christopher Kohler
Title:	Senior Vice President

S-14	FOURTH AMENDMENT
TO WESCO 3RD A&R RPA

ANNEX I

INVESTMENT ASSIGNMENTS

Assigned PrivateBank/Fifth Third Investment:	$1,111,111.11

Assigned PrivateBank/Huntington Investment:	$555,555.56

Assigned PrivateBank/U.S. Bank Investment:	$5,000,000.00

Other Costs:	$11,838.86

Annex I-1

ANNEX II

PAYMENT INFORMATION

The PrivateBank and Trust Company

Bank Name: The PrivateBank and Trust Company

ABA No: 071-006-486

Account Name: Loan Control

Account No: 15080001

Attention: Syndications Team

Re: WESCO

Annex II-1

ANNEX III

INVESTMENTS

Purchaser	Investment (after giving effect to the assignments)

Market Street Funding LLC	$120,000,000.00
Wells Fargo Bank, National Association	$120,000,000.00
The Huntington National Bank	$35,555,555.56
U.S. Bank National Association	$40,000,000.00
The PrivateBank and Trust Company	$13,333,333.33
Fifth Third	$71,111,111.11

Total	$400,000,000

Annex III-1

ANNEX IV

COMMITMENT ASSIGNMENTS

Assigned PrivateBank/Fifth Third Commitment:	$1,250,000

Assigned PrivateBank/Huntington Commitment:	$625,000

Assigned PrivateBank/U.S. Bank Commitment:	$5,625,000

Annex IV-1

SCHEDULE VI

SCHEDULE VI

COMMITMENTS

PNC BANK, NATIONAL ASSOCIATION,

as a Related Committed Purchaser for Market Street Funding LLC

Commitment: $135,000,000

FIFTH THIRD BANK,

as a Related Committed Purchaser for Fifth Third Bank

Commitment: $80,000,000

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Related Committed Purchaser for Wells Fargo Bank, National Association

Commitment: $135,000,000

U.S. BANK NATIONAL ASSOCIATION,

as a Related Committed Purchaser for U.S. Bank National Association

Commitment: $45,000,000

THE PRIVATEBANK AND TRUST COMPANY,

as a Related Committed Purchaser for The PrivateBank and Trust Company

Commitment: $15,000,000

THE HUNTINGTON NATIONAL BANK,

as a Related Committed Purchaser for The Huntington National Bank

Commitment: $40,000,000

Schedule IV-1

SCHEDULE VII

SCHEDULE VII

SCHEDULED COMMITMENT TERMINATION DATE

PNC BANK, NATIONAL ASSOCIATION,

as a Related Committed Purchaser for Market Street Funding LLC

Scheduled Commitment Termination Date: August 22, 2014

FIFTH THIRD BANK,

as a Related Committed Purchaser for Fifth Third Bank

Scheduled Commitment Termination Date: August 22, 2014

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Related Committed Purchaser for Wells Fargo Bank, National Association

Scheduled Commitment Termination Date: August 22, 2014

U.S. BANK NATIONAL ASSOCIATION,

as a Related Committed Purchaser for U.S. Bank National Association

Scheduled Commitment Termination Date: August 22, 2014

THE PRIVATEBANK AND TRUST COMPANY,

as a Related Committed Purchaser for The PrivateBank and Trust Company

Scheduled Commitment Termination Date: August 22, 2014

THE HUNTINGTON NATIONAL BANK,

as a Related Committed Purchaser for The Huntington National Bank

Scheduled Commitment Termination Date: August 22, 2014

Schedule VII-2

EXHIBIT A

JPM Intercreditor Agreement

(attached)

Exhibit A-1

INTERCREDITOR AGREEMENT

Dated as of August 22, 2011

by and among

PNC BANK, NATIONAL ASSOCIATION,

as Receivables Agent,

JPMORGAN CHASE BANK, N.A.,

as Lenders Agent,

WESCO RECEIVABLES CORP.,

as Receivables Seller,

WESCO DISTRIBUTION, INC.,

as Seller, as Servicer, in its individual capacity and as Borrower,

and

THE OTHER PARTIES HERETO

This INTERCREDITOR AGREEMENT, dated as of August 22, 2011 (as supplemented, amended, restated or otherwise modified from time to time, this “Agreement”), is by and among PNC BANK, NATIONAL ASSOCIATION, in its capacity as Administrator under the Receivables Purchase Agreement (as defined below) (the “Receivables Agent”), JPMORGAN CHASE BANK, N.A., in its capacity as Agent, for itself and on behalf of the Lenders (as defined below) (the “Lenders Agent”), WESCO RECEIVABLES CORP. (the “Receivables Seller”), WESCO DISTRIBUTION, INC. (“WESCO”), WESCO EQUITY CORPORATION, CARLTON-BATES COMPANY, COMMUNICATIONS SUPPLY CORPORATION, LIBERTY WIRE & CABLE, INC., CALVERT WIRE & CABLE CORPORATION, BRUCKNER SUPPLY COMPANY, INC AND TVC COMMUNICATIONS, L.L.C..

RECITALS:

A. WESCO has agreed to sell, transfer and assign to the Receivables Seller, and the Receivables Seller has agreed to purchase or otherwise acquire from WESCO and various of WESCO’S domestic subsidiaries and affiliates from time to time party thereto (together with WESCO, the “Originators”), all of the right, title and interest of WESCO in the Receivables (as hereinafter defined) pursuant to a Purchase and Sale Agreement dated as of June 30, 1999, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of September 28, 1999, that certain Second Amendment to Purchase and Sale Agreement dated as of November 22, 2002, that certain Third Amendment to Purchase and Sale Agreement dated as of October 4, 2005, that certain Fourth Amendment to Purchase and Sale Agreement dated as of February 22, 2007, that certain Fifth Amendment to Purchase and Sale Agreement dated as of January 29, 2009, that certain Sixth Amendment to Purchase and Sale Agreement dated as of April 13, 2009, that certain Seventh Amendment to Purchase and Sale and Agreement and Waiver dated as of March 1, 2010 and that certain Eighth Amendment to Purchase and Sale Agreement dated as of December 16, 2010 (and as the same may be further supplemented, amended, restated or otherwise modified from time to time, the “Receivables Purchase and Sale Agreement”).

B. The Receivables Seller, as seller, WESCO, in its capacity as servicer and in its individual capacity, the Receivables Agent, the Receivables Purchasers and the Purchaser Agents (each as defined below) are parties to a Third Amended and Restated Receivables Purchase Agreement, dated as of April 13, 2009, as amended by that certain First Amendment to Third Amended and Restated Receivables Purchase Agreement, dated as of August 31, 2009, that certain Second Amendment to Third Amended and Restated Receivables Purchase Agreement, dated as of September 7, 2010, that certain Third Amendment to Third Amended and Restated Receivables Purchase Agreement, dated as of December 16, 2010, and that certain Fourth Amendment to Third Amended and Restated Receivables Purchase Agreement, dated as of the date hereof (and as the same may be further supplemented, amended, restated or otherwise modified from time to time, the “Receivables Purchase Agreement”) pursuant to which the Receivables Purchasers have agreed, among other things, to purchase from the Receivables Seller from time to time Receivables (or interests therein) purchased by or contributed to the Receivables Seller pursuant to the Receivables Purchase and Sale Agreement, and the Receivables Seller has granted a lien on the Receivables to the Receivables Agent.

C. The Receivables Purchase and Sale Agreement and the Receivables Purchase Agreement provide for the filing of UCC financing statements to perfect the ownership and security interest of the parties thereto with respect to the property covered thereby.

D. WESCO, certain subsidiaries and affiliates of WESCO, the Lenders Agent and the financial institutions from time to time party thereto are parties to a Credit Agreement dated as of the date hereof (as supplemented, amended, restated or otherwise modified from time to time, the “Credit Agreement”).

E. To secure WESCO’s and the Loan Parties’ obligations to the Lenders and Lenders Agent under the Credit Agreement and other Loan Documents (as hereinafter defined), WESCO and the other Loan Parties have granted to the Lenders Agent for the benefit of the Lenders Agent and the Lenders a lien over, among other things, certain accounts receivable and certain general intangibles, including the Unsold Receivables (as hereinafter defined), certain inventory and all proceeds of the foregoing.

F. The parties hereto wish to set forth certain agreements with respect to the Receivables Assets (as hereinafter defined) and with respect to the Lenders Collateral (as hereinafter defined).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

ARTICLE 1. DEFINITIONS.

1.1 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Business Day” has the meaning ascribed to such term in the Credit Agreement.

“Claim” means the Lenders Claim or the Receivables Claim, as applicable.

“Collateral” means all property and interests in property, now owned or hereafter acquired or created, of WESCO or any of the other Loan Parties in or upon which a Lenders Interest is granted or purported to be granted by WESCO or such other Loan Party to the Lenders or the Lenders Agent under any of the Loan Documents.

“Collections” means, for any Receivable as of any date, (i) all amounts, whether in the form of wire transfer, cash, checks, drafts, or other instruments that are received by the Receivables Seller, WESCO or any other Originator in payment of any amounts owed in respect of such Receivable (including purchase price finance charges, interest and other charges), or applied to any amount owed by an Obligor on account of such Receivable, including, without limitation, all amounts received on account of such Receivable (including insurance payments and net proceeds of the sale or disposition of repossessed goods or other collateral of any Person liable for repayment of such Receivable) and all other fees and charges related thereto, (ii) cash proceeds of Returned Goods with respect to such Receivable, (iii) all amounts paid by WESCO in respect of such Receivable pursuant to the Receivables Purchase and Sale Agreement and/or the Receivables Purchase Agreement and (iv) all Proceeds of such Receivable.

“Contract” has the meaning ascribed to such term in the Receivables Purchase Agreement.

“Disposition” means, with respect to any assets of WESCO, any liquidation of WESCO or its assets, the establishment of any receivership for WESCO or its assets, a Bankruptcy proceeding of WESCO (either voluntary or involuntary), the payment of any insurance, condemnation, confiscation, seizure or other claim upon the condemnation, confiscation, seizure, loss or destruction or thereof, or damage to, or any other sale, transfer, assignment or other disposition of such assets.

“Enforcement” means collectively or individually, for (a) any of the Receivables Agent or the Receivables Purchasers to (i) declare the Facility Termination Date under the Receivables Documents or (ii) commence the judicial or nonjudicial enforcement of any of the default rights and remedies under any of the Receivables Documents upon the occurrence of such default and (b) any of the Lenders Agent or the Lenders during the continuance of a Lenders Event of Default (i) to demand payment in full of or accelerate the indebtedness of WESCO and the Loan Parties to the Lenders and Lenders Agent or (ii) to commence the judicial or nonjudicial enforcement of any of the default rights and remedies under any of the Loan Documents.

“Enforcement Notice” means a written notice delivered in accordance with Section 2.5 which notice shall (i) if delivered by the Receivables Agent, state that the Facility Termination Date has occurred, specify the nature of the Termination Event that has caused the declaration of such Facility Termination Date, and state that an Enforcement Period has commenced and (ii) if delivered by the Lenders Agent, state that a Lenders Event of Default has occurred and that the payment in full of the Lenders Claim has been demanded or the indebtedness of WESCO and the Loan Parties to the Lenders has been accelerated, specify the nature of the Lenders Event of Default that caused such demand and acceleration, and state that an Enforcement Period has commenced.

“Enforcement Period” means the period of time following the receipt by either the Lenders Agent, on the one hand, or the Receivables Agent, on the other, of an Enforcement Notice delivered by any of the others until the earliest of the following: (1) the Receivables Claim has been satisfied in full, none of the Receivables Purchasers have any further obligations under the Receivables Documents and the Receivables Documents have been terminated; (2) the Lenders Claim has been satisfied in full, the Lenders have no further obligations under the Credit Agreement and the other Loan Documents and the Credit Agreement and the other Loan Documents have been terminated; and (3) the parties hereto agree in writing to terminate the Enforcement Period.

“Facility Termination Date” has the meaning ascribed to such term in the Receivables Purchase Agreement.

“Lenders” shall mean the Lenders from time to time party to the Credit Agreement, the Lenders Agent and each other Secured Party (as defined in the Security Agreement).

“Lenders Claim” means all of the indebtedness, obligations and other liabilities of WESCO and the other Loan Parties now or hereafter arising under, or in connection with, the Credit Agreement and the other Loan Documents, including, but not limited to, all sums now or hereafter loaned or advanced to or, for the benefit of WESCO or any Loan Party, all reimbursement obligations of WESCO or any Loan Party, with respect to letters of credit and guarantees issued thereunder for its account, all guarantee obligations of the Loan Parties, any interest thereon (including, without limitation, interest accruing after the commencement of a bankruptcy, insolvency or similar proceeding relating to any of the Loan Parties, whether or not such interest is an allowed claim in any such proceeding), any reimbursement obligations, fees or expenses due thereunder, and any costs of collection or enforcement.

“Lenders Collateral” means all Collateral which does not constitute Receivables Assets.

“Lenders Event of Default” has the meaning ascribed to the term “Event of Default” in the Credit Agreement.

“Lenders Interest” means, with respect to any property or interest in property, now owned or hereafter acquired or created, of WESCO or any of the Loan Parties, any lien, claim, encumbrance,

security interest or other interest of the Lenders Agent or the Lenders in such property or interests in property.

“Loan Documents” has the meaning ascribed to such term in the Credit Agreement.

“Loan Party” has the meaning ascribed to such term in the Credit Agreement.

“Obligor” has the meaning ascribed to such term in the Receivables Purchase and Sale Agreement.

“Outstanding Balance” has the meaning ascribed to such term in the Receivables Purchase Agreement.

“Person” means any individual, partnership, corporation (including a business trust), joint stock company, limited liability company, trust, unincorporated association, joint venture or other entity.

“Proceeds” has the meaning ascribed to such term in the UCC.

“Purchased Receivables” means now owned or hereafter existing Receivables sold, purported to be sold, transferred or contributed or purported to be transferred or contributed by WESCO or any other Originator to the Receivables Seller under the Receivables Purchase and Sale Agreement.

“Purchaser Agents” means each Person from time to time party to the Receivables Purchase Agreement in the capacity of a “Purchaser Agent.”

“Receivable” means:

(a) indebtedness, right to payment from or other obligation of an Obligor (whether constituting an account, chattel paper, document, instrument or general intangible) arising from the provision of merchandise, goods or services to such Obligor, including all monies due or to become due with respect thereto, including the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto;

(b) all security interests or liens and property subject thereto from time to time securing or purporting to secure any such indebtedness by such Obligor;

(c) all guarantees, indemnities and warranties, insurance policies, financing statements and other agreements or arrangements of whatever character from time to time supporting or securing payment of any such indebtedness;

(d) all Collections with respect to any of the foregoing;

(e) all Records with respect to any of the foregoing;

(f) when used with respect to a Purchased Receivable, all rights, interests and claims of the Receivables Seller under the Receivables Purchase and Sale Agreement; and

(g) all Proceeds with respect to any of the foregoing.

“Receivables Assets” means (i) the Purchased Receivables, (ii) the Collections related to such Purchased Receivables, (iii) Returned Goods relating to such Purchased Receivables, (iv) each deposit or other bank account to which any Collections of such Purchased Receivables are deposited (but in no event shall Receivables Assets include any Collections or other monies deposited in such accounts which are not Collections related to Purchased Receivables), and (v) all Proceeds with respect to any of the foregoing.

“Receivables Claim” means, all indebtedness, obligations and other liabilities of WESCO and the other Originators to the Receivables Seller and of the Originators and the Receivables Seller to the Receivables Agent, the Receivables Purchasers and/or the Purchaser Agents now or hereafter arising under, or in connection with, the Receivables Documents, including, but not limited to, all sums or increases now or hereafter advanced or made to or for the benefit of the Receivables Seller thereunder as the purchase price paid for Purchased Receivables (or any interests therein) or otherwise under the Receivables Purchase Agreement, any yield thereon (including, without limitation, yield accruing after the commencement of a Bankruptcy, insolvency or similar proceeding relating to any Originator or the Receivables Seller, whether or not such yield is an allowed claim in any such proceeding), any repayment obligations, fees or expenses due thereunder, and any costs of collection or enforcement.

“Receivables Documents” means the Receivables Purchase and Sale Agreement, the Receivables Purchase Agreement and any other agreements, instruments or documents (i) executed by the Originators and delivered to the Receivables Seller, the Receivables Agent, the Purchase. Agents or the Receivables Purchaser or (ii) executed by the Receivables Seller and delivered to the Receivables Agent, the Purchaser Agents or the Receivables Purchasers.

“Receivables Interest” means, with respect to any property or interests in property, now owned or hereafter acquired or created, of the Originators (regardless of whether sold or contributed by the Originators to the Receivables Seller), any lien, claim, encumbrance, security interest or other interest of the Receivables Seller and/or the Receivables Agent, the Purchaser Agents or any Receivables Purchaser in such property or interests in property.

“Receivables Purchaser” means each Person from time to time party to the Receivables Purchase Agreement in the capacity of a “Conduit Purchaser” or a “Related Committed Purchaser”, as each such term is defined in the Receivables Purchase Agreement.

“Records” means all Contracts and other documents, books, records and other information (including computer programs, tapes, disks, data processing software and related property and rights) maintained with respect to Receivables, the Obligors thereunder and the Receivables Assets.

“Returned Goods” means all right, title and interest of WESCO or any Originator, the Receivables Seller, the Receivables Agent or any Receivables Purchaser, as applicable, in and to returned, repossessed or foreclosed goods and/or merchandise the sale of which gave rise to a Receivable.

“Termination Event” has the meaning ascribed to such term in the Receivables Purchase Agreement.

“UCC” means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction.

“Unsold Receivables” means any Receivables other than Purchased Receivables.

1.2 Other Terms. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

1.3 References to Terms Defined in the Receivables Documents and the Loan Documents. Whenever in Section 1.1 a term is defined by reference to the meaning ascribed to such term in any of the Receivables Documents or in any of the Loan Documents, then, unless otherwise specified herein, such term shall have the meaning ascribed to such term in the Receivables Documents or Loan Documents.

ARTICLE 2. INTERCREDITOR PROVISIONS.

2.1 Priorities with Respect to Receivables Assets. Notwithstanding any provision of the UCC, any applicable law, equitable principle or decision or any of the Loan Documents or the Receivables Documents, the Lenders Agent (for itself and on behalf of each Lender) hereby agrees that, upon the sale or other transfer (including, without limitation, by way of capital contribution) or the purported sale or other purported transfer (including, without limitation, by means of capital contribution) of any Receivable (or interest therein) by WESCO or any other Originator to the Receivables Seller pursuant to the Receivables Purchase and Sale Agreement, any Lenders Interest of the Lenders or the Lenders Agent solely in such Receivables and all Receivables Assets with respect thereto shall automatically and without further action cease and be forever released and discharged and the Lenders Agent and the Lenders shall have no Lenders Interest therein; provided, however, that nothing in this Section 2.1 shall be deemed to constitute a release by the Lenders Agent and the Lenders of (i) any Lenders Interest in the proceeds received by WESCO or any other Originator from the Receivables Seller for the sale of Receivables pursuant to the Receivables Purchase and Sale Agreement (including, without limitation, cash payments made by the Receivables Seller); (ii) any Lenders Interest or right of Lenders Agent or Lenders in any interest which WESCO or any other Originator may have in Returned Goods; provided, further, however, that any Lenders Interest in such Returned Goods shall be junior and subject and subordinate to the Receivables Interest therein unless and until WESCO and the Receivables Seller shall have made all payments or adjustments required to be made under the Receivables Documents on account of the reduction of the outstanding balance of any Purchased Receivable related to such Returned Goods; and (iii) any Lenders Interest or right the Lenders or the Lenders Agent have in any Unsold Receivables and the proceeds thereof. If any goods or merchandise, the sale of which has given rise to a Purchased Receivable, are returned to or repossessed by WESCO or any other Originator, on behalf of the Receivables Seller, then, upon payment by WESCO or any other Originator and the Receivables Seller of all adjustments required on account thereof under the Receivables Purchase Agreement and the other Receivable Documents, the Receivables Interest in such Returned Goods shall automatically and without further action cease to exist and be released and extinguished and such Returned Goods shall thereafter not constitute Receivables Assets for purposes of this Agreement unless and until such Returned Goods have been resold so as to give rise to a Receivable and such Receivable has been sold or contributed to the Receivables Seller.

2.2 Respective Interests in Receivables Assets and Lenders Collateral.

(a) Except for all rights to access to and use of Records granted to the Receivables Agent, the Purchaser Agents, and the Receivables Purchasers pursuant to the Receivables Documents and except for the Receivables Interest of the Receivables Agent (for the benefit of the Purchaser Agents and Receivables Purchasers) in Returned Goods, which interest is senior in all respects to any Lenders Interest therein, each of the Receivables Seller and the Receivables Agent (for itself and on behalf of each Receivables Purchaser) agrees that it does not have and shall not have any Receivables Interest in any of the Lenders Collateral. Each of the Receivables Seller and the Receivables Agent (for itself and on behalf of each Receivables Purchaser) agrees that it shall not request or accept, directly or indirectly (by assignment or otherwise) from WESCO or any other Originator any collateral security for payment of any Receivables Claims (other than any such collateral security included in the Receivables Assets and the right of access to and use of Records granted to the Receivables Agent and the Receivables Purchasers

pursuant to the Receivables Documents) and hereby releases any Receivables Interest in any such collateral security.

(b) Except for rights in Returned Goods granted to the Lenders Agent and the Lenders, which Lenders Interest is junior and subordinate to any Receivables Interest therein, the Lenders Agent (for itself and on behalf of each Lender) agrees that neither the Lenders Agent nor the Lenders have, nor shall they have, any Lenders Interest in the Receivables Assets.

2.3 Distribution of Proceeds. At all times, all proceeds of Lenders Collateral and Receivables Assets shall be distributed in accordance with the following procedure:

(a) All proceeds of the Lenders Collateral shall be paid to the Lenders Agent for application on the Lenders Claim and other obligations and liabilities owing under the Credit Agreement and other Loan Documents until the Lenders Claim and such other obligations and liabilities have been paid and satisfied in full in cash and each of the Credit Agreement and the other Loan Documents is terminated and, thereafter, any remaining proceeds shall be paid to WESCO or the appropriate Loan Party, or as otherwise required by applicable law. The Receivables Seller and the Receivables Agent (for itself and on behalf of each Receivables Purchaser) agrees that none of the Receivables Seller, the Receivables Agent or the Receivables Purchasers have, nor shall they have, any Receivables Interest in such remaining proceeds. The foregoing shall not, however, impair any claim or any right or remedy which the Receivables Seller, the Receivables Agent, the Purchaser Agents or the Receivables Purchasers may have against WESCO or any other Originator under the Receivables Documents or otherwise.

(b) All proceeds of the Receivables Assets shall be paid to the Receivables Agent for application against the Receivables Claim and for application in accordance with the Receivables Documents until the Receivables Claim has been paid and satisfied in full in cash and the Receivables Documents have terminated and, thereafter, any remaining proceeds shall be paid to the Receivables Seller or as otherwise required by applicable law. The Lenders Agent (for itself and on behalf of the Lenders) agrees that neither the Lenders Agent nor the Lenders have, nor shall they have, any Lenders Interest in such remaining proceeds. The foregoing shall not, however, impair any claim or any right or remedy which the Lenders Agent or the Lenders may have against WESCO or any other Originator under the Loan Documents or otherwise.

(c) In the event that any of the Receivables Seller, the Receivables Agent or the Receivables Purchasers now or hereafter obtains possession of any Lenders Collateral, it shall immediately deliver to the Lenders Agent such Lenders Collateral (and until delivered to the Lenders Agent such Lenders Collateral shall be held in trust for the Lenders Agent). Each of the Receivables Seller, the Receivables Agent (for itself and on behalf of each Receivables Purchaser) further agrees to immediately turn over the proceeds of any Disposition of Lenders Collateral which it (or any Receivables Purchaser) might receive while any Lenders Claim, any other obligations or liabilities under the Credit Agreement, any other Loan Document or any commitment to make financial accommodations thereunder remain outstanding, regardless of whether the Lenders Agent has a perfected and enforceable lien in the assets of WESCO or any other Originator from which the proceeds of any such Disposition have been received.

(d) In the event that any of the Lenders or the Lenders Agent now or hereafter obtains possession of any Receivables Assets, it shall immediately deliver to the Receivables Agent such Receivables Assets (and until delivered to the Receivables Agent such Receivables Assets shall be held in trust for the Receivables Agent). The Lenders Agent (for itself and on behalf of each Lenders) further agrees to immediately turn over the proceeds of any Disposition of Receivables Assets to the Receivables Agent which it (or the Lenders) might receive while any Receivables Claim, any other obligations or liabilities under the Receivables Documents or any commitment to make financial accommodations thereunder remain outstanding, regardless of whether the Receivables Agent has a perfected and enforceable lien in the assets from which the proceeds of such Disposition have been received.

(e) To the extent that any Inventory of WESCO or any other Originator has been commingled with Returned Goods in which the Receivables Interest continues as provided in Section 2.1 above, and the Lenders Agent or any Lenders receives any proceeds on account of such Returned Goods (whether by reason of sale or by reason of insurance payments on account thereof) prior to release of such Receivables Interest, then all proceeds of such Returned Goods shall, promptly upon receipt of such proceeds by Lenders Agent, be paid to the Receivables Agent for application against the Receivables Claim.

2.4 Unsold Receivables.

(a) The Receivables Seller and the Receivables Agent (for itself and on behalf of each Receivables Purchaser) hereby acknowledge that the Lenders Agent on behalf of the Lenders and itself shall be entitled to the Collections of Unsold Receivables.

(b) Each of the parties hereto hereby agrees that all Collections received on account of Receivables Assets shall be paid or delivered to the Receivables Agent for application in accordance with Section 2.3(b) and all Collections received on account of Unsold Receivables shall be paid or delivered to the Lenders Agent for application in accordance with Section 2.3(a).

(c) The Lenders Agent agrees that it shall not exercise any rights it may have under the Loan Documents to send any notices to Obligors informing them of the Lenders’ interest (if any) in the Receivables or directing such Obligors to make payments in any particular manner of any amounts due under the Receivables prior to the payment in full of the Receivables Claim and the termination of the Receivables Documents, except that from and after any date on which (x) a Receivables Termination Notice has been delivered pursuant to Section 2.18, (y) the termination and cessation of transfers of Receivables is required to be effective under the terms of Section 2.18 and (z) the Receivables Claim has been paid in full or the Purchased Receivables giving rise to any unpaid Receivables Claim have been written off in accordance with their terms, the Lenders Agent may inform any Obligors of Unsold Receivables that such Unsold Receivables have been assigned to the Lenders Agent, so long as such notices do not under any circumstances direct that payments on account of such Unsold Receivables be made to any location or account to which payments on account of Purchased Receivables are required to be made pursuant to the terms of the Receivables Documents.

2.5 Enforcement Actions. Each, of the Lenders Agent and the Receivables Agent agrees to use reasonable efforts to give an Enforcement Notice to the others prior to commencement of Enforcement (but failure to do so shall not prevent such Person from commencing Enforcement or affect its rights hereunder nor create any cause of action or liability against such Person). Subject to the foregoing, each of the parties hereto agrees that during an Enforcement Period:

(a) Subject to any applicable restrictions in the Receivables Documents, the Receivables Agent may at its option and without the prior consent of the other parties hereto, take any action to (i) accelerate payment of the Receivables Claim or any other obligations and liabilities under any of the Receivables Documents and (ii) liquidate the Receivables Assets or to foreclose or realize upon or enforce any of its rights with respect to the Receivables Assets; provided, however, that, subject to Section 2.3(e), the Receivables Agent shall not take any action to foreclose or realize upon or to enforce any rights it may have with respect to any Receivables Assets constituting Returned Goods which have been commingled with the Lenders Collateral without the prior written consent of the Lenders Agent.

(b) Subject to any applicable restrictions in the Loan Documents, the Lenders Agent or the Lenders may, at their option and without the prior consent of the other parties hereto, take any action to accelerate payment of the Lenders Claim or any other obligation or liability arising under the Credit Agreement or any of the other Loan Documents, foreclose or realize upon or enforce any of their rights with respect to the Lenders Collateral, including, except as otherwise provided in Section 2.3(e), with respect to any Receivables Assets constituting Returned Goods that have been commingled with the Lenders Collateral, or take any other actions as they deem appropriate; provided, however, that the Lenders Agent shall not otherwise take any action to foreclose or realize upon or to enforce any rights it may have with respect to uncommingled Returned Goods without the Receivables Agent’s prior written consent unless the Receivables Claim shall have been first paid and satisfied in full and the Receivables Documents have terminated.

(c) If Returned Goods are commingled with Inventory, the parties agree to cooperate in the disposition of such Returned Goods and Inventory and the application of the proceeds thereof as provided in Section 2.3(e).

2.6 Access to Records. Subject to any applicable restrictions in the Receivables Documents (but without limiting any rights under the Receivables Documents), each of the Receivables Purchasers, the Purchaser Agents and the Receivables Agent may enter one or more premises of WESCO, any other Originator, the Receivables Seller or their respective affiliates, whether leased or owned, at any time during reasonable business hours, without force or process of law and without obligation to pay rent or compensation to WESCO, any other Originator, the Receivables Seller, such affiliates, the Lenders or the Lenders Agent, whether before, during or after an Enforcement Period, and may have access to and use of all Records located thereon and may have access to and use of any other property to which such access and use are granted under the Receivables Documents.

2.7 Accountings. The Lenders Agent agrees to render statements to the Receivables Agent upon reasonable prior written request, which statements shall identify in reasonable detail the Unsold Receivables and shall render an account of the Lenders Claim, giving effect to the application of proceeds of Lenders Collateral as hereinbefore provided. The Receivables Agent agrees to render Purchase Reports (as defined in the Receivables Purchase Agreement) to the Lenders. Agent upon reasonable prior written request. WESCO and the Receivable Seller hereby authorize the Lenders Agent and the Receivables. Agent to provide the statements described in this section. The Lenders Agent and the Receivables Agent shall bear no liability if their respective accounts are incorrect.

2.8 Agency for Perfection. The Receivables Agent and the Lenders Agent hereby appoint each other as agent for purposes of perfecting by possession their respective security interests and ownership interests and liens on the Lenders Collateral and Receivables Assets described hereunder. In the event that the Receivables Agent obtains possession of any of the Lenders Collateral, the Receivables Agent shall notify the Lenders Agent of such fact, shall hold such Lenders Collateral in trust and shall deliver such Lenders Collateral to the Lenders Agent upon request. In the event that the Lenders Agent obtains possession of any of the Receivables Assets, the Lenders Agent shall notify the Receivables Agent of such fact, shall hold such Receivables Assets in trust and shall deliver such Receivables Assets to the Receivables Agent upon request.

2.9 UCC Notices. In the event that any party hereto shall be required by the UCC or any other applicable law to give notice to the other of intended disposition of Receivables Assets or Lenders Collateral, respectively, such notice shall be given in accordance with Section 3.1 hereof and ten (10) days’ notice shall be deemed to be commercially reasonable.

2.10 Independent Credit Investigations. Neither the Receivables Purchasers, the Receivables Agent, the Lenders Agent nor the Lenders nor any of their respective directors, officers, agents or employees shall be responsible to the other or to any other person, firm, corporation or entity for the solvency, financial condition or ability of WESCO, any other Originator or the Receivables Seller to repay the Receivables Claim or the Lenders Claim, or for the worth of the Receivables Assets or the Lenders Collateral, or for statements of WESCO, any other Originator, the Receivables Seller or the Loan Parties, oral or written, or for the validity, sufficiency or enforceability of the Receivables Claim, the Lenders Claim, the Receivables Documents, the Loan Documents, the Receivables Agent’s interest in the Receivables Assets or the Lenders’ or Lenders Agent’s interest in the Lenders Collateral. The Lenders and the Receivables Purchasers have entered into their respective agreements with WESCO, the Originators, the Receivables Seller or the Loan Parties, as applicable, based upon their own independent investigations. None of the Lenders, the Receivables Agent or the Receivables Purchasers makes any warranty or representation to the other nor does it rely upon any representation of the other with respect to matters identified or referred to in this Section 2.10.

2.11 Limitation on Liability of Parties to Each Other. Except with respect to liability for breach of an express obligation under this Agreement, no party shall have any liability to any other party except for liability arising from the gross negligence or willful misconduct of such party.

2.12 Amendments to Financing Arrangements or to this Agreement. The Lenders Agent agrees to use reasonable efforts to give, concurrently with any written amendment, waiver or other modification in the Loan Documents with respect to the Collateral, prompt notice to the Receivables Agent of the same and the Receivables Agent agrees to use reasonable efforts to give, concurrently with any written amendment, waiver or other modification in the Receivables Documents with respect to the Receivables Assets or the Collateral, prompt notice to the Lenders Agent of the same; provided, however, that the failure to do so shall not create a cause of action against any party failing to give such notice or create any claim or right on behalf of any third party or affect any such amendment or modification. Each party hereto shall, upon reasonable request of any other party hereto, provide copies of all such modifications or amendments and copies of all other agreements, instruments, filings or documentation relevant to the Receivables Assets or the Lenders Collateral. All modifications or amendments of this Agreement must be in writing and duly executed by an authorized officer of each party hereto to be binding and enforceable.

2.13 Marshalling of Assets. Nothing in this Agreement will be deemed to require either the Receivables Agent or the Lenders Agent (i) to proceed against certain property securing the Lenders Claim (or any other obligation or liability under the Credit Agreement or any other Loan Documents) or the Receivables Claim (or any other obligation or liability under the Receivables Documents), as applicable, prior to proceeding against other property securing such Claim or obligations or liabilities or against certain persons guaranteeing any such obligations or (ii) to marshal the Lenders Collateral (or any other collateral) or the Receivables Assets (as applicable) upon the enforcement of the Lenders Agent’s or the Receivables Agent’s remedies under the Loan Documents or Receivables Documents, as applicable.

2.14 Relative Rights.

(a) The relative rights of the Lenders, each as against the other, shall be determined by agreement among such parties in accordance with the terms of the Credit Agreement and the other Loan Documents. The Receivables Agent and the Receivables Purchasers shall be entitled to rely on the power and authority of the Lenders Agent to act on behalf of all of the Lenders to the extent the provisions hereof have the Lenders Agent so act.

(b) The Lenders Agent and the Lenders shall be entitled to rely on the power and authority of the Receivables Agent to act on behalf of the Purchaser Agents and Receivables Purchasers to the extent the provisions hereof have the Receivables Agent so act.

2.15 Effect Upon Loan Documents and Receivables Documents. By executing this Agreement, WESCO, the other Originators and the Receivables Seller agree to be bound by the provisions hereof (i) as they relate to the relative rights of the Lenders and the Lenders Agent with respect to the property of WESCO; and (ii) as they relate to the relative rights of WESCO, the other Originators, the Receivables Seller, the Receivables Purchasers, the Purchaser Agents and/or the Receivables Agent as creditors of (or purchasers from) WESCO, the other Originators, or the Receivables Seller, as the case may be. Each of WESCO and the other Originators acknowledges that the provisions of this Agreement shall not give it or any other Loan Party any substantive rights as against the Lenders Agent or the Lenders and that nothing in this Agreement shall (except as expressly provided herein) amend, modify, change or supersede the terms of the Loan Documents as between WESCO, the other Loan Parties, the Lenders Agent and the Lenders, Each of the Receivables Seller, WESCO and the other Originators acknowledges that the provisions of this Agreement shall not give the Receivables Seller, WESCO, or the other Originators any substantive rights as against the Receivables Agent, the Purchaser Agents or the Receivables Purchasers and that nothing in this Agreement shall (except as expressly provided herein) amend, modify, change or supersede the terms of the Receivables Documents as among the Receivables Seller, WESCO, the other Originators, the Receivables Agent, the Purchaser Agents or the Receivables Purchasers. WESCO, the other Originators and the Receivables Seller further acknowledge that the provisions of this Agreement shall not give any such party any substantive rights as against the other and that nothing in this Agreement shall amend, modify, change or supersede the terms of the Receivables Documents as among WESCO, the other Originators and the Receivables Seller. To the extent possible, this Agreement, the other Loan Documents and the Receivables Documents shall be read and construed together so as to give full effect to each of them. Notwithstanding the foregoing, each of the Receivables Agent (for itself and on behalf of each Receivables Purchaser), and the Lenders Agent (for itself and on behalf of each Lenders) agrees, that, as between themselves, to the extent the terms and provisions of the other Loan Documents or the Receivables Documents are inconsistent with the terms and provisions of this Agreement, the terms and provisions of this Agreement shall control.

2.16 Nature of the Lenders Claim and Modification of Loan Documents; Nature of Receivables Claim. (a) Each of the Receivables Seller and the Receivables Agent (for itself and on behalf of each Receivables Purchaser) acknowledge that the Lenders Claim and other obligations and liabilities owing under the Loan Documents are revolving in nature and that the amount of such revolving indebtedness which may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed. Except as provided in Section 2.12, the terms of the Credit Agreement and the other Loan Documents may be modified, extended or amended from time to time, and the amount thereof may be increased or reduced, all without notice to or consent by any of the Receivables Seller, the Receivables Agent or the Receivables Purchasers and without affecting the provisions of this Agreement. Without in any way limiting the generality of the foregoing, each of the Receivables Seller and the Receivables Agent (for itself and on behalf of each Receivables Purchaser) hereby agrees that the maximum amount of the Lenders Claim and other obligations and liabilities owing under the Loan Documents may be increased at any time and from time to time to any amount.

(b) Except as provided in Section 2.12, the terms of the Receivables Documents may be modified, extended or amended from time to time, and the amount thereof may be increased or reduced, all without notice to or consent by the Lenders Agent and without affecting the provisions of this Agreement. Without in any way limiting the generality of the foregoing, the Lenders Agent (for itself and on behalf of the Lenders) acknowledges that the Receivables Claim and other obligations owing under the Receivables Documents are revolving in nature and the amount of such indebtedness which may be outstanding at any time or from time to time may be increased or reduced in accordance with the terms of the Receivables Documents.

2.17 Further Assurances. Each of the parties agrees to take such actions as may be reasonably requested by any other party, whether before, during or after an Enforcement Period, in order to effect the rules of distribution and allocation set forth above in this Article 2 and to otherwise effectuate the agreements made in this Article 2.

2.18 Termination and Cessation of Transfer of Receivables. After the occurrence and during the continuance of a Lenders Event of Default resulting from the commencement of a bankruptcy, insolvency or similar proceeding relating to WESCO, any Originator or any other Loan Party or after any declaration by the Lenders Agent, in accordance with the terms of the Credit Agreement, that the Loans and Obligations are due and payable in whole or in part and upon written notice thereof by the Lenders Agent to the Receivables Agent (a “Receivables Termination Notice”), (i) WESCO, the other Originators and the Receivables Seller shall terminate and cease all transfers of Receivables from WESCO and the other Originators to the Receivables Seller and (ii) the Receivables Seller and the Receivables Agent, Receivables Purchasers and Purchaser Agents shall terminate and cease, or shall cause the termination and cessation of, all transfers of Receivables from the Receivables Seller to the Receivables Purchasers or the Purchaser Agents (all such termination and cessation to be effective at the close of business on the date such notice is effective in accordance with Section 3.1; provided that in the case of a Lenders Event of Default resulting from the commencement of a bankruptcy, insolvency or similar proceeding relating to WESCO, any Originator or any other Loan Party, all transfers of Receivables by the Originators to the Receivables Seller immediately and automatically shall terminate and cease without notice of any kind; provided, further, that neither the Receivables Agent, the Receivables Purchasers nor the Purchaser Agents shall have any responsibility for ensuring compliance by WESCO, the other Originators or the Receivables Seller with the provisions of this Section 2.18). Nothing contained in this Section shall affect the rights of the Receivables Seller, Receivables Agent, Receivables Purchasers or Purchaser Agents with respect to Receivables transferred prior to delivery of such notice.

2.19 Blocked Accounts. The Receivables Agent (for itself and on behalf of the Receivables Purchasers and Purchaser Agents) hereby consents to the execution of blocked account agreements with respect to bank accounts held in the name of the Receivables Seller, in accordance with the terms of the Security Agreement (the “Blocked Account Agreements”) (it being understood that the interest of Lenders Agent, on behalf of itself and Lenders, in such bank accounts and amounts held therein shall extend only to Unsold Receivables and Collections and other proceeds in respect thereof). The Receivable Agent agrees, upon the written request of the Lenders Agent (an “Initial Notification Request”), to provide a written response stating whether or not the Receivables Documents have been terminated and all monetary obligations under the Receivables Documents have been satisfied in full and, if such termination and satisfaction have occurred, to notify the applicable banks under the Blocked Account Agreements (it being understood that the Lenders Agent shall deliver an Initial Notification Request only if it believes in good faith that the Receivables Documents may have been terminated and all monetary obligations thereunder may have been paid, or if the Lenders Agent has been instructed in good faith by the Requisite Lenders to make such Initial Notification Request). If the Receivables Agent does not respond in writing within five (5) Business Days of its receipt of the Initial Notification Request, the Lenders Agent may deliver a second notice (the “Final Notification Request”) to the Receivables Agent asking it to provide a written response stating whether or not the Receivables Documents have been terminated and all monetary obligations under the Receivable Documents have been satisfied in full and, if such termination and satisfaction have occurred, to notify the applicable banks under the Blocked Account Agreements. In the event that the Receivables Agent has not responded in writing within three (3) Business Days of its receipt of the Final Notification Request, the Lenders Agent shall be entitled to activate the Blocked Account Agreements. Notwithstanding anything to the contrary in this Section 2.19, if the Receivables Agent responds in writing to an Initial Notification Request or a Final Notification Request within the respective time periods allowed herein for such response, and such written response states that the Receivables Documents have not terminated or that all monetary obligations in respect thereof have not been satisfied, the Lenders Agent (regardless of whether it disputes the statements set forth in such response) shall not be entitled to activate any of the Blocked Accounts (or otherwise notify the applicable account banks to take other actions with respect to such Blocked Accounts) unless and until the Receivables Agent shall have indicated in writing (or a court of competent jurisdiction shall have determined) that the Receivables Documents have been terminated and all monetary obligations in respect thereof have been satisfied. For the avoidance of doubt, to the extent of any inconsistency between the provisions of this Agreement and the provisions of any Blocked Account Agreement, the provisions of this Agreement shall control and be binding in all respects.

2.20 No Petition. The Lenders Agent, on behalf of itself and the Lenders, agrees that it shall not institute against or join any other Person in instituting against the Receivables Seller or a Receivables Purchaser any bankruptcy, reorganization, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy, insolvency or similar law until ninety-one (91) days after the date that Lenders Agent reasonably believes that the Receivables Claims have been paid in full and the Receivables Documents have terminated. The Receivables Agent agrees that upon written request of the Lenders Agent, it shall promptly notify the Lenders Agent as to whether the Receivables Claims have been paid in full and the Receivables Documents have terminated (it being understood that the Lenders Agent shall deliver such a written request only if it believes in good faith that the Receivables Claims have been paid in full and the Receivables Documents may have been terminated).

ARTICLE 3. MISCELLANEOUS

3.1 Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including communication by facsimile copy) and mailed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective upon receipt, or, in the case of notice by mail, five (5) days after being deposited in the mails, postage prepaid, or in the case of notice by facsimile copy, when verbal confirmation of receipt is obtained, in each case addressed as aforesaid.

3.2 Agreement Absolute. Each of the Receivables Agent and the Receivables Purchasers shall be deemed to have entered into and continued with the Receivables Documents in express reliance upon this Agreement and the Lenders and the Lenders Agent shall be deemed to have entered into and continued with the Loan Documents in express reliance upon this Agreement. This Agreement shall be applicable both before and after the filing of any petition by or against WESCO, any other Originator or the Receivables Seller or any Loan Party under the U.S. Bankruptcy Code and all references herein to WESCO, any other Originator or the Receivables Seller or any Loan Party shall be deemed to apply to a debtor-in-possession for such party and all allocations of payments between the Lenders and the Receivables Purchasers shall, subject to any court order to the contrary, continue to be made after the filing of such petition on the same basis that the payments were to be applied prior to the date of the petition.

3.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. The successors and assigns for WESCO and the Receivables Seller shall include a debtor-in-possession or trustee of or for such party. The successors and assigns for the Lenders, the Receivables Purchasers, Purchaser Agents, the Lenders Agent and the Receivables Agent, as the case may be, shall include any successor Lenders, Receivables

Purchasers, the Purchaser Agents, Lenders Agent and Receivables Agent, as the case may be, appointed under the terms of the Loan Documents or the Receivables Documents, as applicable. Each of the Lenders Agent (for itself and on behalf of each Lenders) and the Receivables Agent (for itself and on behalf of each Receivables Purchaser), as the case may be, agrees not to transfer any interest it may have in the Loan Documents or the Receivables Documents unless such transferee has been notified of the existence of this Agreement and its terms and conditions. In the event that the financing provided under the Credit Agreement shall be refinanced, replaced, refunded or restated, WESCO, the Receivables Seller and the Receivables Agent hereby agree, at the request of the agent or lenders under the credit facility that so refinances, replaces, refunds or restates, the financing under the Credit Agreement, to execute and deliver a new intercreditor agreement with such agent and/or lenders on substantially the same terms as herein provided. In the event that the financing provided under the Receivables. Documents shall be refinanced, replaced, refunded or restated, the Lenders Agent (for itself and on behalf of each Lenders) hereby agrees that, at the request of the agent or purchasers under the facility that so refinances, replaces, refunds or restates the financing under the Receivables Documents, to execute and deliver a new intercreditor agreement with such agent and/or purchasers on substantially the same terms as herein provided.

3.4 Beneficiaries. The terms and provisions of this Agreement shall be for the sole benefit of the parties hereto, the Lenders, the Purchaser Agents and the Receivables Purchasers and their respective successors and assigns, and no other Person shall have any right, benefit or priority by reason of this Agreement.

3.5 GOVERNING LAW; JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE PARTIES HERETO PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT.

3.6 WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR THE TRANSACTIONS RELATED THERETO.

3.7 Section Titles. The article and section headings contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

3.8 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

3.9 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page by telecopy machine shall be as effective as delivery of a manually signed, original signature page.

[signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PNC BANK, NATIONAL ASSOCIATION,
as Receivables Agent

By:	/s/ Robyn Reeher
	Name:	Robyn Reeher
	Title:	Vice President

Address:	One PNC Plaza
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222
Attention:	William Falcon
Telecopy:	(412) 762-9184

[Signature Page to Intercreditor Agreement]

JPMORGAN CHASE BANK, N.A.,
as Lenders Agent

By:	/s/ David J. Waugh
	Name:	David J. Waugh
	Title:	Senior Vice President

Address:	1300 East Ninth Street, Floor 13
Cleveland, OH 44114
Attention:	David Waugh
Telecopy:	(216) 781-2071

[Signature Page to Intercreditor Agreement]

WESCO RECEIVABLES CORP.,
as Receivables Seller

By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

WESCO EQUITY CORPORATION

By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

WESCO DISTRIBUTION, INC. as Seller, as Servicer and as Borrower

By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

CARLTON-BATES COMPANY

By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

COMMUNICATIONS SUPPLY CORPORATION

By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

[Signature Page to Intercreditor Agreement]

LIBERTY WIRE & CABLE, INC.

By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

CALVERT WIRE & CABLE CORPORATION

By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

BRUCKNER SUPPLY COMPANY, INC.

By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

TVC COMMUNICATIONS, L.L.C.

By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

Address:	225 W. Station Square Drive
Suite 700
Pittsburgh, PA 15219
Attention:	Treasurer
Telecopy:	(412) 454-2200

[Signature Page to Intercreditor Agreement]